MULDOON, MURPHY & FAUCETTE





                                    CONSENT

     We hereby consent to the references to this firm and the filing of opinions as exhibits to the Registration Statement of Long Island Financial Corp. on Form S-4, and we consent to the use of our name under the heading "Legal Opinions."

                                             Very truly yours,

                                             MULDOON, MURPHY & FAUCETTE

                                             /s/ MULDOON, MURPHY & FAUCETTE


September 22, 1998